Second-Quarter Fiscal Year 2017 Financial Results and Update February 6, 2017 Exhibit 99.3

Forward-looking statements and Non-GAAP financial measures Forward-looking statements — Certain statements included in this presentation, including, but not limited to, those related to our financial and business outlook, strategy and growth drivers, member retention and renewal rates and revenue visibility, cross and upsell opportunities, acquisition activities and pipeline, revenue available under contract, 2017 financial guidance and related assumptions, and target growth rate are “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results of Premier to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward looking statements. Readers are urged to consider statements in the conditional or future tenses or that include terms such as “believes,” “belief,” “expects,” “estimates,” “intends,” “anticipates” or “plans” to be uncertain and forward-looking.  Forward-looking statements may include comments as to Premier’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside Premier’s control.  You should carefully read Premier’s current and future filings with the SEC for more information on potential risks and other factors that could affect Premier’s financial results. Forward-looking statements speak only as of the date they are made. Premier undertakes no obligation to publicly update or revise any forward-looking statements. Non-GAAP financial measures — This presentation includes certain “non-GAAP financial measures” as defined in Regulation G under the Securities Exchange Act of 1934. Schedules are attached that reconcile the non-GAAP financial measures included in this presentation to the most directly comparable financial measures calculated and presented in accordance with Generally Accepted Accounting Principles in the United States. You should carefully read Premier’s current and future filings with the SEC for definitions and further explanation and disclosure regarding our use of non-GAAP financial measures and such filings should be read in conjunction with this presentation.

Overview and Business Update Susan DeVore President & CEO

GAAP net income increased to $178.7 million, non-GAAP adjusted EBITDA* increased 5% to $122.0 million Second-quarter fiscal 2017 financial highlights Supply Chain Services revenue increased 34%, Performance Services revenue decreased 3% GAAP diluted earnings per share increased to $1.09, non-GAAP adjusted fully distributed earnings per share* increased 10% to $0.46 Affirm full-year fiscal 2017 Performance Services revenue, adjusted EBITDA* and adjusted fully distributed earnings per share* guidance Revising full-year fiscal 2017 Supply Chain Services and consolidated net revenue guidance ranges down, due solely to non-cash purchase accounting adjustment 23% growth in consolidated net revenue to $358.5 million *See non-GAAP Adjusted EBITDA, non-GAAP Adjusted Fully Distributed Earnings Per Share and non-GAAP Free Cash Flow reconciliations to GAAP equivalents in Appendix.

Key emerging focus areas that we expect to impact our business in the coming months and years Revenue pressures on healthcare providers will increase Increased use of physician alignment strategies Public and private value-based payment models will continue to evolve Market competition for medical devices and pharmaceuticals will accelerate

Operations Update Michael Alkire Chief Operating Officer

New comprehensive engagement

Select business wins with other academic health systems

Pharmacy Spend Physician Preference Items Workflow Standardization	**$50** MILLION COST REDUCTION	Comprehensive cost reduction project with major academic healthcare provider to support system integration and transformation strategy – $50 million dollar cost-reduction imperative.
Quality Analytics Collaboratives Safety and Labor Analytics	CONTINUE TO CROSS-SELL AND EXPAND RELATIONSHIPS	Expanded current partnership with multi-facility academic health system. New, five-year agreement includes PremierConnect Quality, Safety and Labor analytics technology, and participation in quality and population health collaboratives.
Clinical Care Optimization Resource Utilization Quality Improvement	**$30** MILLION COST REDUCTION	Expanded scope of $19 million cost-reduction engagement with regional academic medical center, targeting additional $30 million in cost reduction and revenue enhancement. Includes clinical care optimization, resource utilization, and quality and documentation management improvement.

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Best in KLAS recognition across five segments Premier was one of only two organizations named Best in KLAS across five or more segments in the 2017 Best in KLAS Software & Services report.

Financial Review Craig McKasson Chief Financial Officer

FY 2017 second-quarter consolidated and segment highlights Consolidated Net revenue (in millions) Supply Chain Services Net revenue (in millions) Performance Services Net revenue (in millions) Adjusted EBITDA (in millions) Adjusted EBITDA (in millions) Adjusted EBITDA (in millions) *See non-GAAP Adjusted EBITDA and non-GAAP Segment Adjusted EBITDA reconciliations to GAAP equivalents in Appendix. 23% 5% 34% 10% -3% -17% GAAP NON-GAAP*

FY 2017 second-quarter Supply Chain Services revenue Supply Chain Services revenue increased 34% Organic GPO net administrative fees revenue increased 7% Improved contract penetration of existing member Ongoing conversion of newer members Products revenue increased 75% Increased member participation $56.5 million from Acro acquisition Supply Chain Services Net revenue (in millions) 34% $203.1 $272.7

FY 2017 second-quarter Performance Services revenue Performance Services revenue decreased 3% Primarily driven by advisory services revenue which was impacted by the timing of engagements in the current year compared to the prior year Performance Services Net revenue (in millions) -3%

FY 2017 second-quarter GAAP net income 193% $(1.31) $1.09 Earnings per share attributable to stockholder – diluted GAAP net income increased 193% Driven primarily by a one-time gain of $204.8 million related to the remeasurement of our historical 50% equity method investment in Innovatix to fair value upon acquisition on December 2, 2016.

FY 2017 second-quarter non-GAAP adjusted EBITDA* Consolidated adjusted EBITDA increased 5% Supply Chain Services adjusted EBITDA up 10% Performance Services adjusted EBITDA down 17% Corporate expenses down 3% *See non-GAAP Adjusted EBITDA and non-GAAP Segment Adjusted EBITDA reconciliations to GAAP equivalents in Appendix. $122.0 $116.1

FY 2017 second-quarter non-GAAP adjusted fully distributed net income and earnings per share* 10% $61.7 million $65.2 million Non-GAAP adjusted fully distributed net income * See non-GAAP adjusted fully distributed net income and non-GAAP earnings per share on fully distributed net income reconciliations to GAAP equivalents in Appendix Calculates income taxes at 39% for FY2017 second-quarter and at 40% for FY2016 second-quarter on pre-tax income, assuming taxable C corporate structure Calculates adjusted fully distributed earnings per share, assuming total Class A and B common shares held by public

Cash flow and capital flexibility at December 31, 2016 CONSIDERABLE CASH AND DEBT CAPACITY AVAILABLE AMPLE CAPITAL FLEXIBILITY FOR FUTURE ACQUISITIONS AND BUSINESS GROWTH Cash flow from operations of $138.4 million for the six-month period Cash, cash equivalents & marketable securities of $218.9 million Outstanding borrowings of $327.5 million on $750 million five-year unsecured revolving credit facility Subsequent to quarter end, the company used $23.3 million in cash for partial settlement of quarterly member Class B unit exchange, and also borrowed $97.5 million and repaid $50.0 million under the credit facility

Fiscal 2017 full-year guidance (for year ending June 30, 2017) Guidance range affirmed for: Performance Services segment revenue Consolidated non-GAAP adjusted EBITDA Consolidated non-GAAP adjusted fully distributed earning per share Due to non-cash adjustment*, guidance range lowered for: Supply Chain Services segment net revenue Consolidated net revenue * Supply Chain Services segment and consolidated net revenue guidance range revised downward by $20 million solely due to a non-cash purchase accounting adjustment to net administrative fees revenue related to the December 2016 Innovatix and Essensa acquisition.

Fiscal 2017 guidance *(for year ending June 30, 2017)*

Fiscal 2017 Financial Guidance [(1)]

Premier, Inc. adjusts full-year fiscal 2017 financial guidance, as follows:

(in millions, except per share data)	Current* FY 2017	% YoY Increase	Previous FY 2017
Net Revenue:			
Supply Chain Services segment	$1,129.0 - $1,180.0	36% - 42%	$1,149.0 - $1,200.0
Performance Services segment	$355.0 - $375.0	7% - 13%	$355.0 - $375.0
Total Net Revenue	$1,484.0 - $1,555.0	28% - 34%	$1,504.0 - $1,575.0
Non-GAAP adjusted EBITDA	$493.0 - $521.0	12% - 18%	$493.0 - $521.0
Non-GAAP adjusted fully distributed EPS	$1.80 - $1.93	13% - 21%	$1.80 - $1.93

* Guidance adjustments as of February 6, 2017 pertain to Supply Chain Services net revenue and total net revenue, which are reduced as noted in the table based on a purchase accounting adjustment to administrative fees revenue related to the December 2016 Innovatix/Essensa acquisition. The company affirms previous guidance for Performance Services revenue, non-GAAP adjusted EBITDA and non-GAAP adjusted fully distributed EPS.

(1) The company does not meaningfully reconcile guidance for non-GAAP adjusted EBITDA and non-GAAP adjusted fully distributed earnings per share to net income attributable to stockholders or earnings per share attributable to stockholders because the company cannot provide guidance for more significant reconciling items between net income attributable to stockholders and adjusted EBITDA and between earnings per share attributable to stockholders and non-GAAP adjusted fully distributed earnings per share without unreasonable effort. This is because of two primary reasons:

- Reasonable guidance cannot be provided for reconciling the adjustment of redeemable limited partners' capital to redemption amount – historically the largest adjustment in the reconciliation from non-GAAP to GAAP amounts – due to the fact that the increase or decrease in this item is based on the change in the company's stock price between quarters, which the company cannot predict, control or reasonably estimate.
- Reasonable guidance cannot be provided for earnings per share attributable to stockholders because the ongoing quarterly member-owner exchange of Class B common stock and corresponding Class B units into shares of Class A common stock impacts the number of shares of Class A common stock outstanding each quarter, which the company cannot predict, control or reasonably estimate. Member owners have the right, but not the obligation, to exchange shares on a quarterly basis.

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Exchange update On January 31, 2017, 1.3 million Class B units were exchanged in the most recent Class B unit exchange. 776,664 Class B units were exchanged for an aggregate of $23.3 million of available cash 520,018 Class B units were exchanged on a one-for-one basis for shares of Class A common stock. 1.3 million Class B shares were retired and 520,018 Class A shares were issued, which reduced our overall outstanding share count.

Questions

Appendix

Fiscal 2017 second-quarter and fiscal 2016 second-quarter non-GAAP reconciliations

Fiscal 2017 second-quarter and fiscal 2016 second-quarter non-GAAP reconciliations

Fiscal 2017 second-quarter and fiscal 2016 second-quarter non-GAAP reconciliations

Fiscal 2017 second-quarter and fiscal 2016 second-quarter non-GAAP reconciliations

Fiscal 2017 second-quarter and fiscal 2016 second-quarter non-GAAP reconciliations

Fiscal 2017 second-quarter and fiscal 2016 second-quarter non-GAAP reconciliations